EXHIBIT 32.2

SECTION 1350 CERTIFICATIONS

                   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-QSB/A of INTERNATIONAL CARD ESTABLISHMENT, INC. (the "Company") on Form 10-QSB/A for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan Severn, Chairman of the Board, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





DATE: NOVEMBER 24, 2004




/S/ JONATHAN SEVERN
-----------------------------------------
    JONATHAN SEVERN
    CHAIRMAN OF THE BOARD,
    PRESIDENT AND CHIEF FINANCIAL OFFICER